UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2009

Argyle Security, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-51639	20-3101079
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12903 Delivery Drive San Antonio, TX	78247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 495-5245

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 3, 2009, ISI Security Group, Inc. (“ISI”), a Delaware corporation and wholly-owned subsidiary of Argyle Security, Inc. (the “Company”), a Delaware corporation, entered into an Eighth Amendment and Waiver (the “Blair Amendment”) to the Note and Warrant Purchase Agreement dated as of October 22, 2004 (as amended) between ISI and William Blair Mezzanine Capital Fund III, L.P. (“Blair”), a fund managed by Merit Capital Partners (the “Agreement”). Pursuant to the terms of the Blair Amendment, in exchange for an amendment fee of $25,000, Blair agreed to waive a default of the negative covenant restricting total indebtedness allowed under the Agreement (the “Blair Default”) and amend the definition of Permitted Indebtedness to increase the amount of permitted operating real estate lease obligations from $750,000 in any fiscal year to (1) $850,000 in the aggregate during the Fiscal Year ending December 31, 2009; (2) $1,000,000 in the aggregate during the Fiscal Year ending December 31, 2010; (3) $1,100,000 in the aggregate during the Fiscal Year ending December 31, 2011; and (4) $1,200,000 in the aggregate for the Company and its Subsidiaries during the Fiscal Year ending December 31, 2012 and during each Fiscal Year thereafter. Also the definition of Permitted Indebtedness was amended to separately include any real estate leases entered into specifically in connection with projects undertaken by ISI or its subsidiaries.

In addition, The PrivateBank and Trust Company (the “Bank”) agreed to waive any cross-default or Event of Default created under the senior credit facility between the Bank and ISI, solely as it relates to occurrence of the Blair Default and ISI and the Bank entered into Amendment No. 3 to the Loan and Security Agreement (the “Bank Amendment”) whereby the Bank Amendment added the same restrictions on the amount of the aggregate operating lease obligations as those set forth in the Blair Amendment.

The information set forth above is qualified in its entirety by reference to the actual terms of the Blair Amendment filed herewith as Exhibit 10.1 and the Bank Amendment filed herewith as Exhibit 10.2, which are incorporated herein by reference.

Item 8.01  Other Events.

The Company has informed MML Capital Partners LLC, in its capacity as advisor to, and on behalf of, Mezzanine Management Fund IV ‘A’ L.P. and Mezzanine Management Fund Coinvest A L.P. (collectively “MML”) of the Blair Default and waivers by Blair and the Bank. Notwithstanding such default and waivers, as well as the expiration of the exclusivity period in the non-binding letter of intent entered into between the Company and MML on June 15, 2009 (the “LOI”), the Company and MML continue to be engaged in non-binding negotiations involving a proposed transaction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Eighth Amendment and Waiver to Note and Warrant Purchase Agreement, dated as of August 3, 2009, between ISI Security Group, Inc. and William Blair Mezzanine Capital Fund III, L.P.

10.2	Amendment No. 3 to Loan and Security Agreement, dated as of August 3, 2009, between ISI Security Group, Inc. and The PrivateBank and Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argyle Security, Inc.,
 a Delaware corporation

Dated: August 4, 2009

By: /s/ Donald F. Neville
       Name: Donald F. Neville
       Title:   Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Eighth Amendment and Waiver to Note and Warrant Purchase Agreement, dated as of August 3, 2009, between ISI Security Group, Inc. and William Blair Mezzanine Capital Fund III, L.P.

10.2	Amendment No. 3 to Loan and Security Agreement, dated as of August 3, 2009, between ISI Security Group, Inc. and The PrivateBank and Trust Company.